Investor Presentation First Quarter Fiscal 2018 EXHIBIT 99.1 Broadridge Investor Relations W. Edings Thibault Head of Investor Relations Tel: 516-472-5129 Email: edings.thibault@broadridge.com

1 © 2017 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward- looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 © 2017 | Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of the Company's ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the Message Automation Limited ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The MAL investment gain represents a non-cash, nontaxable gain on the Company’s 25% investment of shares of MAL. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the MAL investment gain from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, the Company provides Free cash flow information because it considers Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures and Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 © 2017 | What is Broadridge? Unique Franchises with Ubiquitous Presence Growing and Predictable Revenues • 12% Revenue CAGR since FY2012 with 98% client revenue retention rate Strong Free Cash Flow • FY2017 CapEx:Revenue ratio of 2.7% Balanced Capital Allocation • 45% dividend payout ratio target and focus on tuck-in M&A Strong and Experienced Management Team • Focused on Delivering Top Quartile TSR • Investing for Long-Term Growth

4 © 2017 | Broadridge’s Unique Franchise in Financial Services 98% client revenue retention rate 50+ years of financial services experience of the top-101 global banks are our clients 10 #1 leading provider of U.S. beneficial proxy and prospectus, U.S. fixed income & Canadian equity processing Billion investor & customer communications processed annually 5+ average daily in North American fixed income & equity trades $5+ Trillion of outstanding shares in U.S. processed 80%+ markets where we clear and settle trades 80+ Investor Communication Solutions Global Technology & Operations + 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14. Note: All Broadridge results and statistics are for FY ended 6/30/17 other than 5-year average client revenue retention rate. Our solutions range from SaaS to customized managed services supporting full outsourcing

5 © 2017 | Strong and Predictable Business Model 98% client revenue retention rate Consistently high retention rate reflects the strength of our client relationships Long-term contracts Expanding portfolio of growth products Growth products contributing a growing % of revenue NACC acquisition should accelerate digital growth 91%+ of total revenue is recurring Diverse revenue distribution • Over 1,100 banks and broker-dealers • ~10,000 corporate issuers • ~800 mutual fund families Note: All Broadridge results and statistics are for FY ended 6/30/17 other than 5-year average revenue retention rate.

6 © 2017 | Broadridge Brings Technology Solutions to its Core Client Segments Capital Markets Wealth Management Asset Management Corporates Communications Processing Data & Analytics • 1,100 Banks & Broker-dealers • 6,700 Institutional Investors • 140,000,000 Individual Accounts • 100,000 Financial Advisors • 800 Mutual Fund and ETF Families • 250 Retirement Service Providers • 10,000 Corporate Issuers US & Canada • 45,000 Global Corporate Issuers

7 © 2017 | $24B Market Propelled By Key Market Trends Current Addressable Market Key Market Trends $16B $8B Global Technology & Operations Investor Communication Solutions Mutualization Strong drive to standardize duplicative, non-differentiating industry capabilities Digitization Digital technologies that enable lower cost, higher touch interactions Data and Analytics Network and data assets that enable clients to create unique value

8 © 2017 | Fiscal Year 2017 Total Revenues of $4.1 Billion FY 2017 Revenues by Type Recurring Fee Revenue Growth FY2012-FY2017 $1.6 37% $2.5 58% $0.2 5% Distribution Recurring Fees Event-Driven FY 2017 Revenues by Segment $3.4 81% $0.8 19% ICS GTO $ in billions 1. Financial metrics in billions and statistics are for FY ended 6/30/17.

9 © 2017 | ICS Revenue Breakdown and Growth Trends FY 2017 ICS Revenues of $3,421 million1 Broad Client Base $1,554 46% $305 9% $764 22% $198 6% $382 11% $219 6% B A N K S B R O K E R - D E A L E R S M U T U A L F U N D S C O R P O R AT E I S S U E R S Distribution Other ICS Customer Comm. & Fulfillment Mutual Fund Interims Equity Proxy Increase in electronic distribution reduces postage revenue and increases margins 1. Financial metrics in millions and statistics are for FY ended 6/30/17. $3,421 (81% of Broadridge) 5 Yr. Revenue CAGR of 16% Event-Driven Recurring

10 © 2017 | GTO Revenue Breakdown and Growth Trends By Product1 Strong Market Position Clears and settles in over 80 countries Processes avg. of over $5 trillion in equity and fixed income trades per day in US and Canadian securities 18 of the 23 primary fixed income dealers in the US are our clients Equity $663 (83%) Fixed Income $139 (17%) 1. Financial metrics in millions and statistics are for FY ended 6/30/17. $803 (19% of Broadridge) 5 Yr. Revenue CAGR of 5%

11 © 2017 | Executing Our Capital Stewardship Strategy To Enhance Shareholder Value Committed to a strong dividend Targeting tuck-in acquisitions to drive growth Share repurchases Maintain investment grade credit rating Fiscal Years 2013 – 2017: Select Uses of Cash (a) Purchases of Treasury stock, net of proceeds from exercise of stock options (b) Includes other investments $ in millions Pr io ri ty

12 © 2017 | FY15–FY17 FY15–FY171 Recurring Fee Revenue Growth 7-10% 14% Total Revenue Growth 5-7% 17% Adjusted Operating Income Margin +50-60bps/yr. 15%2 Adjusted Earnings Growth 9-11% 11% Achieved Three Year Financial Objectives 3-Year Objectives 1As of FY17 ended 6/30/17 - includes impact of acquisition of DST’s North American Customer Communications business, which was completed on July 1, 2016 2 Adjusted Operating Income Margin achieved when excluding the dilutive impact of DST’s North American Customer Communications business 3-Year Actual

13 © 2017 | Fiscal Year 2018 Guidance as of 8/10/17 Earnings Call Recurring fee revenue growth 4 - 6% Total revenue growth 2 - 3% Operating income margin - GAAP ~14% Adjusted Operating income margin - Non-GAAP ~16% Diluted earnings per share growth* 15 - 19% Adjusted earnings per share growth* - Non-GAAP 15 - 19% Free cash flow* - Non-GAAP $400M - $450M Closed sales $170M - $210M * Includes projected $25 million, or $0.19 per share, from excess tax benefit from stock-based compensation * As of May 10, 2017 Third Quarter Year Fiscal 2017 Earnings report

Sustainable Growth, Operational Excellence, and Sound Capital Deployment Drive Performance

Top Quartile Total Shareholder Return

Sustainable Growth

14% Recurring Fee 3-Year CAGR (FY14–FY17)

- Drive organic growth in current markets
- Exploit adjacencies

Operational Excellence

Consistent Margin[1] Expansion

- Realize efficiencies
- Increase operational leverage

Capital Strategy

Target ~45% payout ratio[2], Tuck-in M&A and share repurchases

- Consistent, strong FCF
- Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain culture**

1. Represents Adjusted Earnings Before Interest and Taxes Margin. 2. Dividend subject to Board approval

Broadridge
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Broadridge Fourth Quarter Fiscal Year 2017 Highlights as of 8/10/17 Earnings Call

16 © 2017 | Highlights  Strong fiscal year 2017 financial results o 2017 recurring revenues rose 29%, including 6% organic growth o Diluted EPS growth of 7% and Adjusted EPS growth of 15% to $3.13  14% recurring fee revenue and 11% Adjusted Earnings CAGR in line or ahead of three year objectives  Record Closed sales of $188 million up 25% o Notable 4Q sales include back office managed services deal, proxy win- back and strong contribution from NACC o Strong pipeline  NACC acquisition on track to achieve near-term, medium-term, and long-term strategic goals  11% dividend increase underscores commitment to long-term shareholder value and balanced capital allocation  Fiscal year 2018 guidance calls for continued solid organic growth, margin expansion, and double digit Adjusted EPS growth

17 © 2017 | Business Update: Balanced Growth  ICS segment benefited from growth in asset servicing activity o Stock record growth accelerated to 8% from 3% in fiscal 2017 and mutual fund interim record growth strengthened through the year o NACC acquisition was the biggest driver of recurring fee revenue growth o Event-driven activity benefited from increase in mutual fund activity and recent activist campaigns o Expect continued growth in 2018 with moderating impact from known client losses in customer communications business  Continued momentum in GTO o Sales led growth reflects strong sales in recent years o Record sales and implementation backlog position GTO for continued growth

18 © 2017 | 4Q 2017 Revenue Growth Drivers ▪ Fourth Quarter 2017 Recurring fee revenue grew 24% to $806 million ▪ Fourth Quarter 2017 Total revenue grew 38% to $1,346 million $1,346 M +16% +4% +19% -1% $975 M $649 M $806 M +5% -2% +4% +17% +24% +38% Organic Growth: 8%

19 © 2017 | Fiscal Year 2017 Revenue Growth Drivers ▪ Fiscal Year 2017 Recurring fee revenue grew 29% to $2.5 billion ▪ Fiscal Year 2017 Total revenue grew 43% to $4.1 billion $4.1B +19% +1% +24% -1% $2.9 B $1.9 B $2.5 B +6% -2% 2% +24% +29% +43% Organic Growth: 6%

20 © 2017 | Fourth Quarter 2017 Operating Income and EPS Comparison $ in millions, except per share amounts 4Q 2017 Change in Operating Income and Adjusted Operating Income 4Q 2017 Change in EPS and Adjusted EPS 18% 16% 10% 12%

21 © 2017 | Fiscal Year 2017 Operating Income and EPS Comparison $ in millions, except per share amounts Fiscal Year 2017 Change in Operating Income and Adjusted Operating Income Fiscal Year 2017 Change in EPS and Adjusted EPS 15% 16% 6% 7%

22 © 2017 | ($ in millions) Investor Communication Solutions ("ICS") 4Q 2016 4Q 2017 Change FY 2016 FY 2017 Change Recurring fee revenues $460 $596 30% $1,157 $1,649 42% Total revenues $804 $1,162 45% $2,220 $3,421 54% Earnings before income taxes $262 $296 13% $409 $421 3% Pre-tax margins 32.6% 25.5% 18.4% 12.3 % Global Technology and Operations ("GTO") 4Q 2016 4Q 2017 Change FY 2016 FY 2017 Change Total revenues $190 $210 11% $738 $803 9% Earnings before income taxes $36 $41 15% $135 $170 25% Pre-tax margins 18.7% 19.3% 18.3% 21.1 % Segment Results Note: Amounts may not recalculate due to rounding.

23 © 2017 | Capital Allocation and Summary Balance Sheet Fiscal Years 2014 - 2017: Select Uses of Cash Summary Balance Sheet as of June 30, 2017 Assets Cash and equivalents $ 271 Other assets 2,879 Total assets $ 3,150 Liabilities and Stockholders' Equity Total debt outstanding $ 1,102 Other liabilities 1,044 Total liabilities $ 2,146 Total stockholders' equity $ 1,004 (a) Purchases of Treasury stock, net of proceeds from exercise of stock options (b) Includes purchase of intellectual property assets and other investing activities $ in millions Amounts may not sum due to rounding.

24 © 2017 | Fiscal Year 2018 Guidance Recurring fee revenue growth 4 - 6% Total revenue growth 2 - 3% Operating income margin - GAAP ~14% Adjusted Operating income margin - Non-GAAP ~16% Diluted earnings per share growth* 15 - 19% Adjusted earnings per share growth* - Non-GAAP 15 - 19% Free cash flow* - Non-GAAP $400M - $450M Closed sales $170M - $210M * Includes projected $25 million, or $0.19 per share, from excess tax benefit from stock-based compensation

25 © 2017 | Closing Summary  Strong Fourth Quarter and Fiscal Year 2017 results  Achieved three year objectives laid out at December 2014 Investor Day  10th consecutive increase in annual dividend amount  Fiscal Year 2018 calls for another "Broadridge type of year"  Increased breadth and depth of capabilities leaves Broadridge well- positioned for future growth o Significant head start in building de facto utility enables Broadridge to lead mutualization trend in the capital markets industry o Positioned to lead evolution of transactional communications to the cloud SAVE THE DATE: Broadridge Investor Day on for December 5, 2017

26 © 2017 | GAAP Reconciliations

27 © 2017 | Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share figures Three Months Ended June 30, Fiscal Year 2017 2016 2017 2016 Operating income (GAAP) $ 297.0 $ 270.3 $ 531.6 $ 500.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 7.9 72.6 31.8 Acquisition and Integration Costs 7.1 1.0 19.1 5.0 Adjusted Operating income (Non-GAAP) $ 323.9 $ 279.2 $ 623.3 $ 537.1 Operating income margin (GAAP) 22.1% 27.7% 12.8% 17.3 % Adjusted Operating income margin (Non-GAAP) 24.1% 28.6% 15.0% 18.5 % Three Months Ended June 30, Fiscal Year 2017 2016 2017 2016 Net earnings (GAAP) $ 187.1 $ 170.1 $ 326.8 $ 307.5 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 7.9 72.6 31.8 Acquisition and Integration Costs 7.1 1.0 19.1 5.0 MAL investment gain — — (9.3) — Tax impact of adjustments (9.6) (3.3) (30.9) (12.7) Adjusted Net earnings (Non-GAAP) $ 204.3 $ 175.6 $ 378.3 $ 331.7 Three Months Ended June 30, Fiscal Year 2017 2016 2017 2016 Diluted earnings per share (GAAP) $ 1.57 $ 1.40 $ 2.70 $ 2.53 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.17 0.06 0.60 0.26 Acquisition and Integration Costs 0.06 0.01 0.16 0.04 MAL investment gain — — (0.08) — Tax impact of adjustments (0.08) (0.03) (0.26) (0.10) Adjusted earnings per share (Non-GAAP) $ 1.71 $ 1.45 $ 3.13 $ 2.73 Note: Amounts may not sum due to rounding. Fiscal Year 2017 2016 Net cash flows provided by operating activities (GAAP) $ 515.9 $ 437.7 Capital expenditures and Software purchases and capitalized internal use software (113.7) (75.5) Free cash flow (Non-GAAP) $ 402.2 $ 362.2 (Unaudited)

28 © 2017 | Reconciliation of GAAP to Non-GAAP Measures - FY18 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) (2) Diluted earnings per share (GAAP) 15% - 19% Adjusted earnings per share (Non-GAAP) 15% - 19% Adjusted Operating Income Margin (3) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~16% Free Cash Flow (2) Net cash flows provided by operating activities (GAAP) $510 - $580 million Capital expenditures and Software purchases and capitalized internal use software (110) - (130) million Free cash flow (Non-GAAP) $400 - $450 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs is calculated using diluted shares outstanding. Fiscal year 2018 Non-GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.50 per share. (2) Includes projected $25 million, or $0.19 per share, from excess tax benefit from stock-based compensation. (3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million.